As filed with the Securities and Exchange Commission on March 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900


                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

                                    [GRAPHIC]




                                                                 ADAMS HARKNESS
                                                          SMALL CAP GROWTH FUND

                                                                  ANNUAL REPORT
                                                              DECEMBER 31, 2004

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The Adams Harkness Small Cap Growth Fund slightly underperformed its benchmark, the Russell 2000 Growth Index, for the 10 months it was in existence in 2004.

2004 turned out to truly be a tale of two markets. For the early part of the year, investor optimism was high, as reflected in a strong upward move by small cap growth stocks. As we moved through the year, the stock market faced a wall of worry that essentially kept it locked in a trading range. We worried about an economy that was too strong (and would lead to higher inflation and interest rates); we worried that the economy was too slow, and we would go into a recession. We worried about who would be President and what policies they would put in place. We worried about terrorism as we approached the political conventions. We worried about Iraq. Worry reached a fever pitch in mid-August. Small cap growth stocks bottomed at that point and began a very strong upward move that expanded out to the overall market in the late fall.

Despite all the worries, 2004 was a year of positive returns. The S&P 500 Index returned 10.87% and small caps once again trumped large caps, with a return of 18.33% for the Russell 2000 Index. Value, however, trumped growth, as the Russell 2000 Value Index returned 22.25% versus 14.31% for the Russell 2000 Growth Index.

The most critical investment decisions for the Fund turned out to be: overweight energy stocks in the early spring through the fall and underweight technology during that time frame; overweight specialty retail; and using the declines in the market to initiate or add to positions in high-quality growth stocks. While the sector weightings overall had a positive impact on the Fund's performance, as did these decisions, we were underweight technology relative to the benchmark in the fourth quarter of 2004. That decision hurt performance. The fourth quarter of 2004 saw the smallest stocks in the Index and the "non-earnings" story stocks rise the most; as a rule, we don't tend to invest in those smaller, more speculative names. It turned out to be very much a market of stocks as opposed to a stock market, as it usually is with smaller capitalization companies. The big disappointment of the year turned out to be earnings growth for technology stocks which, by and large, were a disappointment relative to expectations early in the year; the biggest surprise I think turned out to be the move in the energy and oil service stocks, which correlated closely to the move in the price of oil, although I think the strong performance of specialty apparel stocks ran a close second in terms of surprises.

In retrospect, it was a year of fairly steady Gross Domestic Product (GDP) growth; low but slightly rising inflation, and a year in which we faced many potential disasters which never came to pass. The most significant event in the stock market was the election; the re-election of President Bush, to most investors, signaled a continuation of a pro-business, pro-investment economic climate, which is a positive backdrop for stocks.

Our investment discipline focuses on identifying companies that are benefiting from long-term secular trends, which we call themes; we also look for companies that are experiencing or we believe are positioned to experience positive inflection points in their growth rate as a result of internal strategic initiatives and these secular trends. Given our investment discipline, we were overweighted in the energy sector, and underweighted in the technology sector for most of the year. While the earnings growth in the energy sector is still quite compelling, and we believe we are in the early stages of a strong secular earnings recovery for the energy stocks, by the

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

fall of 2004 the valuations were beginning to fairly reflect those prospects and thus we did pare back our holdings towards the end of the year. We did increase our weighting in technology in anticipation of an increase in corporate spending in late 2004 and into 2005, although we are not overweight the group. Our technology investments are centered around several themes. One is productivity enhancement (make it better, faster, cheaper), which can include things such as VOIP (voice over the internet) which can substantially lower the costs of telephone transmission for businesses as well as consumers. Another is "Managing the Information Age" which includes companies that help corporations manage their disparate information systems as well as provide information that assists in the corporate governance process. And let us not forget the consumer: the iPod has captured the imagination as well as the earspace of much of America; companies such as Audible, Inc. which supplies content for the iPod, and Sigmatel, Inc., which makes chips for the iPod and iPod like devices, enjoyed very strong demand through 2004. Semiconductor capital equipment was one area of disappointment for us; we believed that given the strong increase in units of semi-conductors sold, several of the smaller niche companies might prosper, but unfortunately, the business did not improve in the manner originally hoped and sentiment got more negative as the year wore on. And some of our favorite names had to leave us as we went through the year. We believe in asset class purity; when a small cap name grows up to mid cap, our discipline requires that we liquidate that position and look for the next potentially great small cap name in that area. Thus, in 2004 we bid a fond farewell to American Eagle Outfitters and Urban Outfitters, Inc. as they moved solidly into the midcap world. Towards the end of the year, the Russell 2000 Growth Index passed us by, as much of the move upwards was driven by the smaller, speculative, non-earnings stories. With the exception of biotechnology stocks, we don't like to invest in companies that don't make money. The discipline of being solidly profitable is a good one; in our experience, companies that embrace it tend to be better investments over time.

As we look out to 2005, we see some of the same worries we saw in 2004: the Federal Reserve continues to raise interest rates and investors worry that this might slow the economy. While we believe it will slow the economy at some point, we do not foresee a significant decline in economic growth but rather a year in which GDP ranges somewhere between 2-4%, inflation continues to rise but slowly, and rates follow. To us, the overriding secular story in the stock market -- one that we believe will be with us for at least the next decade -- is the end of deflation and the return of modest inflation. That means that many areas which had struggled to get pricing power -- such as specialty retail, restaurants and business services -- are finally able to raise prices. For small companies, that translates into expanded profits, which is usually positive for stock prices. The challenge and the opportunity is to identify the companies that can take advantage of this change and execute on their plan to deliver increased value to their shareholders. As of now, the consensus is that smaller companies will lag the larger companies in terms of stock market returns. While we do not believe that that will happen -- we think the faster earnings growth of smaller companies will win out in the end and drive smaller stocks higher, as it did in 2004, more than ever it is a stock picker's market.

On a micro level, we see enormous opportunity in smaller companies. We see a very large number of smaller companies whose future prospects for above average earnings growth are quite good and are not being recognized in the stock market. As with last year, smaller companies may have to "prove it" before they get rewarded in the market with higher stock prices; however, we think many of them are more than capable of meeting that challenge.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


We thank you for investing in the Adams Harkness Small Cap Growth Fund. Be assured that our talents and our energies are entirely focused on scanning the small cap landscape to identify those companies with the potential to reward you, our investors, handsomely, and implementing our investment discipline to take advantage of stock market inefficiencies and opportunities on your behalf.

Sincerely,

/s/ Mary Lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

The views in this report were those of the Fund manager as of December 31, 2004 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

THE FUND INVESTS IN SMALLER COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCKS.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 441-7031 OR VISITING THE FUND'S WEBSITE AT WWW.AHLISANTI.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (EFFECTIVE MARCH 1, 2005, FORUM FUND SERVICES, LLC WILL CHANGE ITS NAME TO FORESIDE FUND SERVICES, LLC.) (02/05)

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. For the period reported, some of the Fund's fees were waived or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHLISANTI.COM.

                                                                    SINCE
                                                                  INCEPTION
CUMULATIVE TOTAL RETURN AS OF 12/31/04                             2/27/04
--------------------------------------                           ---------
Adams Harkness Small Cap Growth Fund                               6.50%

INVESTMENT VALUE ON 12/31/04
                  ----------------------------
Adams Harkness Small Cap Growth Fund                               $10,650
Russell 2000 Growth Index                                          $10,877

                                    [CHART]

             Adams Harkness Small         Russell 2000
               Cap Growth Fund            Growth Index
             --------------------         ------------
 2/27/2004        $10,000                   $10,000
 3/31/2004          9,910                    10,047
 4/30/2004          9,470                     9,542
 5/31/2004          9,580                     9,732
 6/30/2004          9,840                    10,056
 7/31/2004          8,920                     9,153
 8/31/2004          8,580                     8,956
 9/30/2004          9,450                     9,452
10/31/2004          9,650                     9,681
11/30/2004         10,380                    10,500
12/31/2004         10,650                    10,877

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

           SHARES               SECURITY DESCRIPTION             VALUE
          ---------    --------------------------------------- ----------
          COMMON STOCK - 99.3%
          BUSINESS SERVICES - 17.1%
              1,525    Aptimus, Inc.+                          $   41,861
              1,078    Audible, Inc.+                              28,082
                600    Avid Technology, Inc.+                      37,050
              2,500    Blackbaud, Inc.+                            36,600
              1,130    Bottomline Technologies, Inc.+              16,374
                250    Bright Horizons Family Solutions, Inc.+     16,190
                500    Digital River, Inc.+                        20,805
                900    Fpic Insurance Group, Inc.+                 31,842
              1,025    GSI Commerce, Inc.+                         18,224
              1,000    Huron Consulting Group, Inc.+               22,200
              1,100    Internet Security Systems+                  25,575
                850    iPayment, Inc.+                             42,092
              1,525    Jackson Hewitt Tax Service, Inc.            38,506
              1,020    Jupitermedia Corp.+                         24,256
                600    Kanbay International, Inc.+                 18,780
              4,580    Packeteer, Inc.+                            66,181
                425    Provide Commerce, Inc.+                     15,789
              1,128    Quest Software, Inc.+                       17,992
              1,050    RADWARE Ltd.+                               27,436
              1,300    Sirf Technology Holdings, Inc.+             16,536
              3,635    Witness Systems, Inc.+                      63,467
                                                               ----------
                                                                  625,838
                                                               ----------
          CONSUMER OTHER - 12.8%
              2,700    Alamosa Holdings, Inc.+                     33,669
                925    Buffalo Wild Wings, Inc.+                   32,199
              2,250    CKE Restaurants, Inc.+                      32,648
              1,160    Coldwater Creek, Inc.+                      35,809
                880    Guitar Center, Inc.+                        46,367
                750    Gymboree Corp.+                              9,615
              1,800    Lions Gate Entertainment Corp.+             19,116
              1,500    Nautilus Group, Inc.                        36,255
                635    Red Robin Gourmet Burgers, Inc.+            33,953
                925    Scientific Games Corp.+                     22,052
              2,875    Sonic Solutions, Inc.+                      64,515
              2,660    Tempur-Pedic International, Inc.+           56,392
              1,525    Texas Roadhouse, Inc. - Class A+            45,064
                                                               ----------
                                                                  467,654
                                                               ----------
          CONSUMER PRODUCTS - 2.3%
              4,335    Mikohn Gaming Corp.+                        44,304
              1,560    Nu Skin Enterprises, Inc.                   39,593
                                                               ----------
                                                                   83,897
                                                               ----------
          CONSUMER RETAIL - 9.0%
              1,245    Bebe Stores, Inc.                           33,590
              1,290    Build-A-Bear Workshop, Inc.+                45,344
                560    Central Garden and Pet Co.+                 23,374
              1,400    Childrens Place+                            51,842
              1,630    Electronics Boutique Holdings+              69,992
                790    Stage Stores, Inc.+                         32,801
              2,450    The Pantry, Inc.+                           73,721
                                                               ----------
                                                                  330,664
                                                               ----------

             SHARES          SECURITY DESCRIPTION           VALUE
            --------- ----------------------------------- ----------
            ENERGY - 5.0%
                3,000 Carrizo Oil & Gas, Inc.+            $   33,900
                4,000 Gasco Energy, Inc.+                     17,040
                1,625 Hornbeck Offshore Services, Inc.+       31,362
                  700 Hydril+                                 31,857
                  450 Quicksilver Resources, Inc.+            16,551
                1,200 Range Resources Corp.                   24,552
                  565 Southwestern Energy Co.+                28,640
                                                          ----------
                                                             183,902
                                                          ----------
            FINANCIALS - 1.4%
                1,200 Portfolio Recovery Associates+          49,464
                                                          ----------
            HEALTHCARE SERVICES - 6.9%
                1,050 Centene Corp.+                          29,767
                  550 Hologic, Inc.+                          15,108
                1,950 IMPAC Medical Systems, Inc.+            40,151
                1,875 Kforce Inc.+                            20,813
                  880 Matria Healthcare, Inc.+                34,382
                1,200 Nektar Therapeutics+                    24,288
                  990 Psychiatric Solutions, Inc.+            36,194
                  785 United Surgical Partners
                      International, Inc.+                    32,735
                  635 WellCare Health Plans, Inc.+            20,637
                                                          ----------
                                                             254,075
                                                          ----------
            INDUSTRIAL - 0.6%
                  575 Bucyrus International, Inc.             23,368
                                                          ----------
            OTHER - 1.3%
                  700 j2 Global Communications, Inc.+         24,150
                1,100 Pinnacle Entertainment, Inc.+           21,758
                                                          ----------
                                                              45,908
                                                          ----------
            PRODUCTS/PHARMACEUTICAL - 22.6%
                1,950 Affymetrix, Inc.+                       71,272
                1,100 Angiodynamics, Inc.+                    24,365
                3,285 Ariad Pharmaceuticals, Inc.+            24,408
                1,245 Arthrocare Corp.+                       39,915
                  975 Aspect Medical Systems, Inc.+           23,848
                5,335 BioMarin Pharmaceuticals, Inc.+         34,091
                  550 Biosite, Inc.+                          33,847
                1,250 Bone Care International, Inc.+          34,813
                1,200 Conor Medsystems, Inc.+                 16,620
                1,800 DJ Orthopedics, Inc.+                   38,556
                2,400 Endologix, Inc.+                        16,392
                1,750 First Horizon Pharmaceutical Corp.+     40,058
                  825 Foxhollow Technologies, Inc.+           20,287
                1,505 Immucor Inc.+                           35,383
                1,775 Intuitive Surgical, Inc.+               71,035
                  700 Kyphon, Inc.+                           18,032
                1,380 Martek Biosciences Corp.+               70,656
                2,000 Natus Medical, Inc.+                    16,000
                  650 NitroMed, Inc.+                         17,322
                1,250 Orchid BioSciences, Inc.+               14,375
                  375 Par Pharmaceutical Cos., Inc.+          15,518
                  925 PRA International+                      22,921
                1,285 Symmetry Medical, Inc.+                 27,049
                1,280 Transkaryotic Therapies, Inc.+          32,499

See Notes to Financial Statements.    5

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

           SHARES               SECURITY DESCRIPTION             VALUE
          ---------    -------------------------------------- ----------
          PRODUCTS/PHARMACEUTICAL (CONTINUED)
              1,175    United Therapeutics Corp.+             $   53,051
                250    Ventana Medical Systems+                   15,997
                                                              ----------
                                                                 828,310
                                                              ----------
          SEMICONDUCTORS & EQUIPMENT - 13.7%
              1,500    August Technology Corp.+                   15,795
              1,500    Cascade Microtech Inc.+                    20,130
              1,170    Formfactor Inc.+                           31,754
              2,920    Ixia+                                      49,085
              2,575    Microsemi Corp.+                           44,702
              1,125    Multi-Fineline Electronix, Inc.+           20,520
              1,325    Nanometrics, Inc.+                         21,358
              2,775    Netgear Inc.+                              50,477
              3,725    Newport Corp.+                             52,522
              1,215    Polycom Inc.+                              28,334
              1,395    Sigmatel, Inc.+                            49,564
              1,005    Silicon Laboratories, Inc.+                35,487
              2,035    Symmetricom, Inc.+                         19,760
                575    Tessera Technologies, Inc.+                21,396
              3,600    Verisity Ltd.+                             29,520
              2,000    Westell Technologies, Inc. - Class A+      13,600
                                                              ----------
                                                                 504,004
                                                              ----------
          SOFTWARE & SERVICES - 6.6%
              1,825    Digi International, Inc.+                  31,372
              2,435    Eclipsys Corp.+                            49,747
              1,000    F5 Networks, Inc.+                         48,720
              1,000    Imergent Inc.+                             15,150
              1,600    Mantech International Corp. - Class A+     37,984
              1,950    Niku Corp.+                                39,312
                425    Websense, Inc.+                            21,556
                                                              ----------
                                                                 243,841
                                                              ----------
          TOTAL COMMON STOCK (COST $3,341,487)                 3,640,925
                                                              ----------

          PRINCIPAL
          ---------
          MONEY MARKET DEPOSIT ACCOUNT - 9.0%
           $331,711    Citibank Money Market Deposit
                       Account (Cost $331,711)                   331,711
                                                              ----------
          TOTAL INVESTMENTS IN SECURITIES - 108.3%
                       (COST $3,673,198)*                     $3,972,636
          OTHER ASSETS AND LIABILITIES, NET - (8.3%)            (304,510)
                                                              ----------
          TOTAL NET ASSETS - 100.0%                           $3,668,126
                                                              ==========

-------------------------

+Non-income producing security.

*Cost for Federal income tax purposes is $3,693,046 and net unrealized appreciation (depreciation) consists of:

              Gross Unrealized Appreciation              $309,697
              Gross Unrealized Depreciation               (30,107)
                                                         --------
              Net Unrealized Appreciation (Depreciation) $279,590
                                                         ========

                       PORTFOLIO HOLDINGS
                       % OF TOTAL INVESTMENTS
                       Consumer Discretionary       19.7%
                       Consumer Staples              5.7%
                       Energy                        4.6%
                       Financials                    2.1%
                       Health Care                  24.1%
                       Industrials                   1.1%
                       Information Technology       24.9%
                       Telecommunication Services    9.5%
                       Money Market Deposit Account  8.3%

See Notes to Financial Statements.    6

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $3,673,198)                                       $3,972,636
   Receivables:
     Investment securities sold                                                            81,876
     Fund shares sold                                                                      20,000
     Dividends                                                                                509
     Expense reimbursement from adviser                                                    73,329
     Deferred offering costs                                                                1,128
   Prepaid Expenses                                                                           679
                                                                                       ----------

Total Assets                                                                            4,150,157
                                                                                       ----------

LIABILITIES
   Payables:
     Payables for investment securities purchased                                         433,883
   Accrued Liabilities:
     Trustees' fees and expenses                                                               39
     Other expenses                                                                        48,109
                                                                                       ----------

Total Liabilities                                                                         482,031
                                                                                       ----------

NET ASSETS                                                                             $3,668,126
                                                                                       ==========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                     $3,288,354
   Accumulated net realized gain (loss) from investments                                   80,334
   Unrealized appreciation (depreciation) on investments                                  299,438
                                                                                       ----------

NET ASSETS                                                                             $3,668,126
                                                                                       ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $3,668,126 AND 344,313 SHARES OUTSTANDING (UNLIMITED SHARES
     AUTHORIZED)                                                                       $    10.65
                                                                                       ==========

See Notes to Financial Statements.    7

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2004 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (net of foreign withholding taxes of $274)           $   2,117
                                                                        ---------
Total Investment Income                                                     2,117
                                                                        ---------

EXPENSES
   Investment adviser fees                                                 16,796
   Administrator fees                                                      31,608
   Transfer agency fees                                                    27,951
   Shareholder services fees                                                4,199
   Custodian fees                                                          31,871
   Accountant fees                                                         42,695
   Professional fees                                                       30,864
   Trustees fees and expenses                                                 104
   Registration fees                                                       21,752
   Amortization of deferred offering costs                                  5,593
   Miscellaneous expenses                                                  16,779
                                                                        ---------
Total Expenses                                                            230,212
   Fees waived and expenses reimbursed                                   (202,500)
                                                                        ---------
Net Expenses                                                               27,712
                                                                        ---------

NET INVESTMENT INCOME (LOSS)                                              (25,595)
                                                                        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                101,551
   Net change in unrealized appreciation (depreciation) on investments    198,771
                                                                        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    300,322
                                                                        ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $ 274,727
                                                                        =========

----------------------------------------

(a)Fund commenced operations on February 27, 2004.

See Notes to Financial Statements.    8

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        February 27, 2004 (a)
                                                                               through
                                                                          December 31, 2004
                                                                        ---------------------
OPERATIONS
   Net investment income (loss)                                              $  (25,595)
   Net realized gain (loss) on investments                                      101,551
   Net change in unrealized appreciation (depreciation) on investments          198,771
                                                                             ----------
Increase (Decrease) in Net Assets from Operations                               274,727
                                                                             ----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                             2,389,696
   Contributions of securities at Fund's organization                         1,054,911
   Redemption of shares                                                         (51,230)
   Redemption fees                                                                   22
                                                                             ----------
Increase (Decrease) from Capital Transactions                                 3,393,399
                                                                             ----------

Increase (Decrease) in Net Assets                                             3,668,126

NET ASSETS
   Beginning of Period                                                                -
                                                                             ----------
   End of Period (b)                                                         $3,668,126
                                                                             ==========

SHARE TRANSACTIONS
   Sale of shares                                                               244,650
   Contributions of securities at Fund's organization                           105,491
   Redemption of shares                                                          (5,828)
                                                                             ----------
Increase (Decrease) in Shares                                                   344,313
                                                                             ==========
(b) Accumulated net investment income (loss)                                 $        -
                                                                             ==========

----------------------------------------

(a)Commencement of operations.

See Notes to Financial Statements.    9

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the Fund throughout the period.

                                                           February 27, 2004 (a)
                                                                  through
                                                             December 31, 2004
                                                           ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
                                                                  ------

OPERATIONS
   Net investment income (loss)                                    (0.07)
   Net realized and unrealized gain/(loss) on investments           0.72
                                                                  ------
Total from Investment Operations                                    0.65
                                                                  ------

Redemption Fees (b)                                                    -  (c)

NET ASSET VALUE, END OF PERIOD                                    $10.65
                                                                  ======

TOTAL RETURN                                                        6.50%(d)

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                                              $3,668
   Ratios to Average Net Assets:
     Net expenses                                                   1.63% (e)
     Gross expenses (f)                                            13.58% (e)
     Net investment income (loss)                                  (1.51%)(e)

PORTFOLIO TURNOVER RATE                                              500%

----------------------------------------

(a)Commencement of operations.
(b)Calculated based on average shares outstanding.
(c)Less than $0.01 per share.
(d)Total return for periods less than one year are not annualized.
(e)Annualized.
(f)The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Adams Harkness Small Cap Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing at least 80% of its assets plus borrowings in common stock of smaller, lesser known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

On February 27, 2004, Adams Harkness Small Cap Growth Fund acquired various securities in exchange for shares of the Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

         DATE OF CONTRIBUTION NET ASSETS SHARES ISSUED UNREALIZED GAIN
         -------------------- ---------- ------------- ---------------
          February 27, 2004   $1,054,911    105,491       $100,667

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------


SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

Offering costs for the Fund of $6,721 consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial registration statements. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

REDEMPTION FEES - If you redeem or exchange your shares within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the year ended December 31, 2004, the Fund collected $22 in redemption fees.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - AH Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provide certain administration, portfolio accounting and transfer agency services to the Fund.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------


SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for this service. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. No officer, except for the CCO, is compensated by the Trust.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees and reimburse expenses to limit the Fund's net expenses to 1.65% of its average daily net assets through April 30, 2005. For the period ended December 31, 2004, fees waived and expenses reimbursed were as follows:

                    ADVISER  ADVISER   TOTAL FEES WAIVED AND
                    WAIVED  REIMBURSED  EXPENSES REIMBURSED
                    ------- ---------- ---------------------
                    $16,796  $185,704        $202,500

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $13,351,126 and $10,111,190, respectively, for the period ended December 31, 2004. The Fund placed all of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $56,307 for the period.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2004, distributable earnings on a tax basis were as follows:

                     Undistributed Ordinary Income $ 95,119
                     Undistributed Long-Term Gain     5,063
                     Unrealized Appreciation        279,590
                                                   --------
                     Total                         $379,772
                                                   ========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
PERIOD ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------


RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statement of Assets and Liabilities, as a result of a current year net operating loss that was offset against short-term capital gains for tax purposes, and offering costs that were non-deductible for tax purposes, certain amounts for the period ended December 31, 2004 have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 25,595
                  Undistributed Net Realized Gain    (21,217)
                  Paid-in-Capital                     (4,378)

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Adams Harkness Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Adams Harkness Small Cap Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the period from February 27, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adams Harkness Small Cap Growth Fund as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period from February 27, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2005

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the period ended June 30, 2004, is available, without charge and upon request on the Fund's website at http://www.ahsmallcap.com and on the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004, through December 31, 2004.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges redemption fees, which are not included in the

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                        BEGINNING ACCOUNT                        EXPENSES
                              VALUE       ENDING ACCOUNT VALUE     PAID
                          JULY 1, 2004     DECEMBER 31, 2004   DURING PERIOD
             -          ----------------- -------------------- -------------
    Actual Return           $1,000.00          $1,082.32           $8.64
    Hypothetical Return     $1,000.00          $1,016.84           $8.36

Expenses are equal to the fund's annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends or long-term capital gain dividends paid by the Fund for the tax year ended December 31, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a broker-dealer. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-six portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------


                          POSITION
         NAME,            WITH THE    LENGTH OF              PRINCIPAL OCCUPATION(S) DURING
    AGE AND ADDRESS        TRUST     TIME SERVED                      PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee    1989 - Present President, Citigroup's fund services division
Born: July 15, 1942                                since 2003; President, Forum Financial Group,
                                                   LLC ("Forum") (a fund services company
                                                   acquired by Citigroup in 2003).
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis         Trustee    1989 - Present Professor of Economics, University of California-
Born: February 15, 1943                            Los Angeles; Visiting Professor of Economics,
                                                   Athens University of Economics and Business
                                                   1998 - 1999.
-----------------------------------------------------------------------------------------------------
James C. Cheng           Trustee    1989 - Present President, Technology Marketing Associates
Born: July 26, 1942                                (marketing company for small-and medium-sized
                                                   businesses in New England).
-----------------------------------------------------------------------------------------------------
J. Michael Parish        Chairman   1989 - Present Retired; Partner, Wolfe, Block, Schorr and Solis-
Born: November 9, 1943   Trustee                   Cohen, LLP (law firm) 2002-2003; Partner,
                                                   Thelen Reid & Priest LLP (law firm) 1995 - 2002.
-----------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein       President  2003 - Present Director, Citigroup since 2003; Director of
Born: August 3, 1961                               Business & Product Development, Forum 1999 -
                                                    2003.
-----------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice       2003 - Present Relationship Manager; Citigroup since 2003;
Born: July 15, 1966      President/                Relationship Manager, Forum 1999 - 2003.
                         Assistant
                         Secretary
-----------------------------------------------------------------------------------------------------
Sara M. Morris           Vice       2004 - Present Director and Relationship Manager, Citigroup
Born: September 18, 1963 President                 since 2004; Chief Financial Officer, The VIA
                                                   Group, LLC (strategic marketing company)
                                                   2000 - 2003; Chief Financial Officer, Forum
                                                   1994 - 1999.
-----------------------------------------------------------------------------------------------------
Stacey E. Hong           Treasurer  2002 - Present Director, Fund Accounting, Citigroup since 2003;
Born: May 10, 1966                                 Director of Accounting, Forum 1999 -  2003.
-----------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary  2004 - Present Counsel, Citigroup since 2004; Assistant
Born: September 6, 1971                            Counsel, PFPC, Inc. (a fund services company)
                                                   1999 - 2004.
-----------------------------------------------------------------------------------------------------
Peter R. Guarino         Chief      2004 - Present Executive Director, Investment Company Services
Born: June 22, 1958      Compliance                of the Distributor since 2004; Independent
                         Officer                   compliance consultant 2002 -  2004; General
                                                   Counsel and Global Compliance Director, MiFund,
                                                   Inc. (internet-based trading platform)
                                                   2000 - 2002; Western Division Chief Operating
                                                   Officer, Funds Services Group, Merrill Corporation
                                                   (financial printer) 1998 - 2000.
-----------------------------------------------------------------------------------------------------

                                    [GRAPHIC]




ADAMS HARKNESS SMALL CAP GROWTH FUND
TWO PORTLAND SQUARE
PORTLAND, MAINE 04101
(800) 441-7031
WWW.AHSMALLCAP.COM

INVESTMENT ADVISER
AH LISANTI CAPITAL GROWTH, LLC
623 FIFTH AVENUE, 16TH FLOOR
NEW YORK, NEW YORK 10022

[LOGO]

                                 ANNUAL REPORT
                               December 31, 2004

[LOGO]
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----

        A Message to Our Shareholders..............................   1

        Performance Chart and Analysis.............................   5

        Schedule of Investments....................................   6

        Statement of Assets and Liabilities........................   9

        Statement of Operations....................................  10

        Statements of Changes in Net Assets........................  11

        Financial Highlights.......................................  12

        Notes to Financial Statements..............................  13

        Report of the Independent Registered Public Accounting Firm  17

        Additional Information.....................................  18

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

The Polaris Global Value Fund's (the "Fund") performance year-to-date through December 31, 2004, was 23.63% versus the MSCI World Index, net dividends reinvested of 14.72%. The U.S. market continues to lag the performance of international markets.

The following table illustrates the impact of the decline in the U.S. dollar on international and world equity market returns for the last two years. International stock returns were boosted by 18.4% and 7.6% in 2003 and 2004 respectively by the decline of the dollar. The effect was muted in the MSCI World Index because the U.S. market comprises greater than 50% of the World Index.

                         Annual Returns with Gross Dividends Reinvested
                         -------------------------------------------------------
                           In USD        In Local Currency Impact of USD Decline
                         -------------------------------------------------------
                         World   EAFE    World     EAFE    World        EAFE
                         -------------------------------------------------------
                    2003 33.8%   39.2%   25.5%     20.8%    8.3%        18.4%
                    2004 15.3%   20.7%   11.8%     13.1%    3.4%         7.6%

The following table summarizes the Fund's performance for various reporting periods. The Fund continues to maintain a satisfactory performance margin over its benchmark for the inception-to-date, 1, 3, 5 and 10-year time periods. The Fund's inception-to-date performance has exceeded benchmark market returns with lower risk as measured by the beta statistic. The beta statistic measures volatility of returns relative to a benchmark of monthly returns. The Fund's beta of monthly returns since inception relative to the MSCI World Index (gross) and the S&P 500 Index is 0.79 and 0.75, respectively.

                          ---------------------------------------------------------------------
                                        2004                      As of December 31, 2004
                          ---------------------------------------------------------------------
                           YTD    QIV    QIII    QII   QI    1 Yr  3 Yrs   5 Yrs  10 Yrs  ITD
                          ---------------------------------------------------------------------
Polaris Global Value Fund 23.63% 12.60%   1.23% 0.46% 7.97% 23.63% 23.58%  12.69% 15.49% 12.06%
MSCI World Index, net
 dividends reinvested     14.72% 11.95% (1.00)% 0.87% 2.62% 14.72%  6.95% (2.45)%  8.09%  6.68%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 263-5594 OR VISIT THE FUND'S WEBSITE AT WWW.POLARISFUNDS.COM. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 1.00% FEE. FUND PERFORMANCE SHOWN FOR PERIODS OF 180 DAYS OR LESS DOES NOT REFLECT THIS FEE; OTHERWISE, IF REFLECTED, THESE RETURNS WOULD HAVE BEEN LOWER. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE PAGE 3 FOR ADDITIONAL DISCLOSURE.

2004 PERFORMANCE

The Fund's return for 2004 provided a second year of quite satisfactory performance. This report discusses the views of the Polaris investment team based on the research process that non-U.S. equities provide better valuations than U.S. equities. Corresponding expectations lead the firm to believe that international equities should provide better returns than domestic equities. Indeed, the overall U.S. market underperformed in comparison to international markets in 2004. However, the top three contributions to the Fund's return in 2004 were U.S. holdings: TXU Corporation, WESCO International, Inc. and Pacificare Health Systems. TXU was the 3rd best performing stock in the S&P 500 Index in 2004. The S&P utility index was the second best performing

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

sector (up 19.60%). Additional contributions to performance included the recently acquired Norwegian shipping company Camilo Eitzen, long-term holding Continental AG of Germany, and Canadian methanol producer Methanex. Generally, performance was broad based for the year with satisfactory gains among U.S. managed health companies, basic material producers, Scandinavian companies, and energy producers.

Investments that detracted from performance were concentrated in U.S. banks and technology companies in different geographic areas. Appliance maker Maytag and semiconductor packaging and test company Amkor contributed to the losses. Of approximately 100 securities held by the Fund during the year, only 21 holdings had a slightly negative impact.

The following table shows the Fund's asset allocation at December 31, 2004.

                                           Polaris Global Value Fund Asset Allocation
                       ----------------------------------------------------------------------------------
                                                                       Africa &        Industry  MARKET
                       N. America Japan Other Asia Europe Scandinavia S. America Cash   Totals  WEIGHTING
                       ----------------------------------------------------------------------------------
Energy                   0.48%    0.00%   0.00%    2.59%    0.00%       1.38%    0.00%  4.45%     7.94%
Utilities                3.29%    2.68%   0.00%    0.00%    0.00%       0.00%    0.00%  5.97%     3.97%
Materials                1.33%    1.33%   1.31%    2.65%    3.76%       2.70%    0.00% 13.08%     5.29%
Industrials              4.93%    0.00%   0.00%    2.37%    5.09%       0.00%    0.00% 12.39%    10.44%
Consumer Discretionary   5.33%    0.00%   0.00%    10.54%   1.36%       0.00%    0.00% 17.23%    12.35%
Consumer Staples         0.00%    0.00%   0.00%    1.38%    0.00%       0.00%    0.00%  1.38%     8.59%
Health Care              4.56%    0.00%   0.00%    0.00%    0.00%       0.00%    0.00%  4.56%    10.33%
Financials               17.32%   0.00%   0.00%    3.91%    1.32%       0.00%    0.00% 22.55%    24.54%
Info. Tech               0.80%    0.00%   3.04%    0.00%    0.00%       0.00%    0.00%  3.84%    11.58%
Telecom. Services        1.18%    1.32%   1.37%    1.29%    0.00%       0.00%    0.00%  5.16%     4.97%
Other                    0.00%    0.00%   0.00%    0.00%    0.00%       0.00%    0.00%  0.00%     0.00%
Cash                     0.00%    0.00%   0.00%    0.00%    0.00%       0.00%    9.39%  9.39%     0.00%
                       ----------------------------------------------------------------------------------
Portfolio Weighting      39.22%   5.33%   5.72%    24.73%   11.53%      4.08%    9.39% 100.00%
                       ==================================================================================
WORLD MARKET WEIGHTING   55.79%   9.68%   3.45%    28.73%   2.35%       0.00%    0.00%           100.00%
                       ----------------------------------------------------------------------------------

INVESTMENT STRATEGY

Asset allocation continues to favor non-U.S. investments. The reduction in U.S. investments has been discussed in prior quarterly reports and reflects Polaris' view that there are better potential returns currently outside the U.S. The primary reason for this opinion is that, in general, the valuation of U.S. equities is still much higher than non-U.S. equities. One reason for this can be seen from the following table:

                                      ANNUAL RETURNS
                                ---------------------------
                                S&P 500   EAFE   DIFFERENCE
                                -------  -----   ----------
                    1990 - 1999  18.19%   7.34%    10.85%
                    2000 - 2003  (5.36)% (5.55)%   0.19%

Note that the U.S. market outperformed international markets by almost 11% PER YEAR FOR 10 YEARS during the decade of the 1990s. Despite this outperformance, during the correction from 2000 to 2003, the U.S. market declined a little less than international markets. This performance pushed U.S. stock valuations to much higher levels than international valuations. The Price to Cash Earnings ratio (PCE) is one measure of the valuation levels for stocks. The following table illustrates the PCE ratio at November 30, 2004. Some market analysts

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

argue the PCE ratio has always been higher for the U.S. due to the superior growth rate in the U.S. However, the range of the PCE ratio for the U.S. during the 1970s and 1980s was between 5 and 6, similar to other countries at the time.

                                  NOVEMBER 2004    US /
                                 ----------------   ROW
                                 USA  WORLD EX-US % DIFF.
                                 ---- ----------- -------
                       PCE RATIO 12.3     8.6       43%

A Word about the U.S. Dollar

It is hard to read a financial publication at this time that recommends current investment strategy without hearing a prediction that the U.S. dollar will fall precipitously. Therefore, according to the publications, investors should buy international or global mutual funds. We have several objections to this reasoning. First, global or international investment should be made to achieve diversification around the world, not to serve as a short-term currency play. Secondly, we believe that over long periods of time, the impact that currency gains and losses have on total equity returns is immaterial (approximately 0.1% over the last 10 years). It is possible a weak dollar will have a positive impact on international returns in a single quarter or year as illustrated above. However, currency markets are notoriously hard to predict. Even if the U.S. dollar declines, boosting short term performance, the currency change may have the opposite effect on the stock price of a particular company if the firm's fundamentals are hurt by a weak dollar. In summary, investors should invest in global and international funds for the right reasons - good diversification and the opportunity to invest in areas of economic growth not available in one's home country. The Fund's management considers all these factors, and many more, in constructing the portfolio.

As always, we welcome your questions and comments.

Sincerely,

/s/
Bernard R. Horn, Jr.
Portfolio Manager

Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower. THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World, EAFE, and USA Indexes, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World, EAFE, Europe and USA Indexes measure the performance of stock markets in these geographic areas including reinvestment of gross dividends. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of December 31, 2004, and may not reflect his views on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE FUND'S PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (888) 263-5594 OR VISITING THE FUND'S WEBSITE AT WWW.POLARISFUND.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, IS THE FUND'S DISTRIBUTOR. (EFFECTIVE MARCH 1, 2005, FORUM FUND SERVICES, LLC WILL CHANGE ITS NAME TO FORESIDE FUND SERVICES, LLC.) (02/05)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International World Index ("MSCI"), over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month end performance please call
(888) 263-5594. Visit the Fund's Web site at www.polarisfunds.com.

     Average Annual Total Return as of 12/31/04 One Year Five Year Ten Year
     ------------------------------------------ -------- --------- --------
             Polaris Global Value Fund           23.63%    12.69%   15.49%
             MSCI                                14.72%   (2.45)%    8.09%

     Investment Value on 12/31/04
     ----------------------------
             Polaris Global Value Fund          $42,211
             MSCI                               $21,764

             Comparison of Change in Value of a $10,000 Investment

[EDGAR CHART
        Date                          Polaris Global Value Fund         MSCI
      12/31/1994                         10,000                       10,000
       1/31/1995                          9,875                        9,847
       2/28/1995                         10,228                        9,989
       3/31/1995                         10,539                       10,468
       4/30/1995                         11,012                       10,830
       5/31/1995                         11,204                       10,920
       6/30/1995                         11,755                       10,914
       7/31/1995                         12,332                       11,458
       8/31/1995                         12,476                       11,200
       9/30/1995                         12,994                       11,524
      10/31/1995                         12,917                       11,340
      11/30/1995                         13,151                       11,732
      12/31/1995                         13,182                       12,072
       1/31/1996                         13,094                       12,288
       2/29/1996                         13,323                       12,360
       3/31/1996                         13,474                       12,563
       4/30/1996                         14,147                       12,856
       5/31/1996                         14,541                       12,865
       6/30/1996                         14,389                       12,927
       7/31/1996                         13,814                       12,468
       8/31/1996                         14,383                       12,608
       9/30/1996                         14,932                       13,100
      10/31/1996                         15,009                       13,188
      11/30/1996                         16,027                       13,925
      12/31/1996                         16,258                       13,699
       1/31/1997                         17,026                       13,862
       2/28/1997                         17,051                       14,019
       3/31/1997                         16,937                       13,739
       4/30/1997                         17,466                       14,185
       5/31/1997                         18,920                       15,058
       6/30/1997                         20,402                       15,807
       7/31/1997                         22,252                       16,532
       8/31/1997                         21,858                       15,423
       9/30/1997                         23,395                       16,259
      10/31/1997                         21,954                       15,400
      11/30/1997                         21,651                       15,670
      12/31/1997                         21,876                       15,859
       1/31/1998                         21,861                       16,298
       2/28/1998                         23,015                       17,398
       3/31/1998                         23,782                       18,130
       4/30/1998                         24,331                       18,304
       5/31/1998                         23,664                       18,072
       6/30/1998                         22,670                       18,498
       7/31/1998                         22,386                       18,466
       8/31/1998                         18,008                       16,001
       9/30/1998                         18,127                       16,281
      10/31/1998                         19,192                       17,750
      11/30/1998                         20,186                       18,803
      12/31/1998                         19,940                       19,718
       1/31/1999                         19,383                       20,147
       2/28/1999                         19,020                       19,608
       3/31/1999                         19,165                       20,422
       4/30/1999                         21,731                       21,224
       5/31/1999                         20,835                       20,446
       6/30/1999                         22,360                       21,397
       7/31/1999                         22,795                       21,329
       8/31/1999                         22,698                       21,289
       9/30/1999                         21,803                       21,079
      10/31/1999                         22,215                       22,172
      11/30/1999                         22,045                       22,793
      12/31/1999                         23,231                       24,635
       1/31/2000                         22,319                       23,222
       2/29/2000                         21,121                       23,281
       3/31/2000                         22,215                       24,888
       4/30/2000                         21,876                       23,832
       5/31/2000                         21,746                       23,226
       6/30/2000                         22,397                       24,005
       7/31/2000                         22,163                       23,327
       8/31/2000                         23,074                       24,083
       9/30/2000                         21,564                       22,799
      10/31/2000                         20,991                       22,415
      11/30/2000                         20,470                       21,051
      12/31/2000                         21,879                       21,389
       1/31/2001                         23,341                       21,800
       2/28/2001                         23,065                       19,956
       3/31/2001                         22,237                       18,642
       4/30/2001                         23,451                       20,016
       5/31/2001                         23,700                       19,755
       6/30/2001                         23,231                       19,133
       7/31/2001                         22,734                       18,877
       8/31/2001                         22,762                       17,969
       9/30/2001                         19,175                       16,383
      10/31/2001                         19,754                       16,696
      11/30/2001                         21,603                       17,681
      12/31/2001                         22,363                       17,790
       1/31/2002                         22,810                       17,249
       2/28/2002                         24,206                       17,098
       3/31/2002                         26,383                       17,851
       4/30/2002                         27,249                       17,244
       5/31/2002                         27,137                       17,273
       6/30/2002                         26,048                       16,222
       7/31/2002                         23,396                       14,853
       8/31/2002                         23,647                       14,878
       9/30/2002                         21,777                       13,240
      10/31/2002                         22,279                       14,216
      11/30/2002                         23,815                       14,980
      12/31/2002                         23,216                       14,252
       1/31/2003                         22,797                       13,818
       2/28/2003                         22,153                       13,576
       3/31/2003                         21,762                       13,531
       4/30/2003                         24,083                       14,731
       5/31/2003                         26,181                       15,569
       6/30/2003                         27,076                       15,837
       7/31/2003                         28,699                       16,156
       8/31/2003                         29,929                       16,504
       9/30/2003                         29,762                       16,603
      10/31/2003                         32,027                       17,586
      11/30/2003                         32,894                       17,852
      12/31/2003                         34,141                       18,971
       1/31/2004                         35,389                       19,275
       2/29/2004                         36,183                       19,598
       3/31/2004                         36,864                       19,468
       4/30/2004                         35,814                       19,069
       5/31/2004                         36,098                       19,243
       6/30/2004                         37,034                       19,638
       7/31/2004                         35,928                       18,997
       8/31/2004                         36,467                       19,080
       9/30/2004                         37,487                       19,441
      10/31/2004                         38,026                       19,917
      11/30/2004                         40,635                       20,963
      12/31/2004                         42,211                       21,764]

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

             Shares        Security Description          Value
             ------- -------------------------------- ------------
             COMMON STOCK - 89.4%
             AUTOMOBILES & COMPONENTS - 5.1%
              40,170 Autoliv, Inc.                    $  1,940,211
              28,400 Continental AG                      1,804,676
             122,200 Ford Motor Co.                      1,789,008
              28,500 Peugeot SA                          1,809,093
                                                      ------------
                                                         7,342,988
                                                      ------------
             BANKS - 20.0%
              82,700 ABC Bancorp                         1,736,700
              70,373 ABN Amro Holdings NV                1,864,306
              40,500 Astoria Financial Corp.             1,618,785
             104,700 Banco Bilboa Vizcaya
                     Argentaria SA                       1,857,191
              48,119 Banknorth Group, Inc.               1,761,155
              17,530 Colony Bankcorp, Inc.                 589,885
              50,719 Commercial Capital Bancorp, Inc.    1,175,666
             191,600 DNB NOR ASA                         1,890,170
              94,000 HF Financial Corp.                  1,715,500
              43,330 International Bancshares Corp.      1,706,335
             206,157 Lloyds TSB Group plc                1,872,140
              50,640 National City Corp.                 1,901,532
              61,512 North Fork Bancorp., Inc.           1,774,621
              55,200 South Financial Group, Inc.         1,795,656
              70,400 Southwest Bancorp, Inc.             1,723,392
              83,617 Sovereign Bancorp, Inc.             1,885,563
              34,760 Webster Financial Corp.             1,760,246
                                                      ------------
                                                        28,628,843
                                                      ------------
             CAPITAL GOODS - 9.3%
              53,200 Ametek, Inc.                        1,897,644
              29,900 Compagnie de Saint-Gobain           1,801,234
             711,000 FKI plc                             1,590,283
              38,100 KCI Konecranes Oyj                  1,683,609
              22,800 Kone Oyj Class B                    1,769,270
              23,500 Toro Co.                            1,911,725
              12,700 Trex Co. Inc.+                        665,988
              78,300 YIT-Yhtyma Oyj                      1,954,041
                                                      ------------
                                                        13,273,794
                                                      ------------
             COMMERCIAL SERVICES & SUPPLIES - 3.1%
              45,600 Adesa, Inc.                           967,632
              76,743 Cendant Corp.                       1,794,251
             113,300 Central Parking Corp.               1,716,495
                                                      ------------
                                                         4,478,378
                                                      ------------

            Shares         Security Description           Value
            ------- ---------------------------------- ------------
            CONSUMER DURABLES & APPAREL - 9.3%
            172,600 Barratt Developments plc           $  1,970,025
            125,800 Bellway plc                           1,968,418
             27,700 Christian Dior SA                     1,884,443
            261,200 Crest Nicholson plc                   1,837,918
            240,139 George Wimpey plc                     1,864,920
             90,100 Maytag Corp.                          1,901,110
            146,023 Persimmon plc                         1,937,217
                                                       ------------
                                                         13,364,051
                                                       ------------
            ENERGY - 4.5%
             72,300 ENI SpA                               1,810,203
             72,800 Repsol YPF SA                         1,895,947
             92,200 Sasol Ltd.                            1,980,244
            296,800 Valkyries Petroleum Corp.+              683,694
                                                       ------------
                                                          6,370,088
                                                       ------------
            FOOD, BEVERAGE & TOBACCO - 1.4%
            476,500 Greencore Group plc                   1,956,001
            140,500 Parmalat Finanziaria SpA+                18,143
                                                       ------------
                                                          1,974,144
                                                       ------------
            HEALTH CARE EQUIPMENT & SERVICES - 4.6%
             38,300 Pacificare Health Systems, Inc.+      2,164,716
             21,247 UnitedHealth Group, Inc.              1,870,373
             21,650 Wellpoint Health Networks, Inc.+      2,489,750
                                                       ------------
                                                          6,524,839
                                                       ------------
            INSURANCE - 1.3%
             44,670 Stewart Information Services Corp.    1,860,506
                                                       ------------
            MATERIALS - 13.1%
             16,700 BHP Billiton Ltd. ADR                   401,134
            125,700 BHP Billiton plc                      1,473,330
             71,712 CRH plc                               1,918,299
             23,100 Impala Platinum Holdings Ltd.         1,964,038
             22,300 Imerys SA                             1,871,721
            108,000 Maruichi Steel Tube Ltd.              1,908,734
            103,900 Methanex Corp.                        1,899,970
            128,900 Sappi Ltd.                            1,899,037
             42,200 Svenska Cellulosa AB Class B          1,800,298
             79,400 UPM-Kymmene Oyj                       1,765,644
            137,500 Yara International ASA+               1,810,510
                                                       ------------
                                                         18,712,715
                                                       ------------
            RETAILING - 1.4%
             68,400 WESCO International, Inc.+            2,027,376
                                                       ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

           Shares           Security Description             Value
          --------- ------------------------------------- ------------
          SOFTWARE & SERVICES - 1.3%
             2,140  eAccess Ltd.+                         $  1,890,017
                                                          ------------
          TECHNOLOGY HARDWARE & EQUIPMENT - 2.3%
             1,400  Samsung Electronics Co. Ltd.               609,254
             7,020  Samsung Electronics Co. Ltd. GDR(+/-)    1,527,487
            67,100  Teradyne, Inc.+                          1,145,397
                                                          ------------
                                                             3,282,138
                                                          ------------
          TECHNOLOGY HARDWARE & EQUIPMENT - 1.6%
            20,200  Samsung SDI Co. Ltd.                     2,204,985
                                                          ------------
          TELECOMMUNICATION SERVICES - 3.8%
               500  China Netcom Group Corp. ADR+               13,380
           148,300  Portugal Telecom SGPS SA                 1,834,348
            10,240  SK Telecom Co. Ltd.                      1,948,686
            41,600  Verizon Communications, Inc.             1,685,216
                                                          ------------
                                                             5,481,630
                                                          ------------
          TRANSPORTATION - 1.3%
           202,200  Camillo Eitzen & Co.+                    1,869,548
                                                          ------------
          UTILITIES - 6.0%
            15,200  Allete, Inc.                               558,600
            24,600  FPL Group, Inc.                          1,838,850
            95,000  Kansai Electric Power Co., Inc.          1,928,369
            77,500  Tokyo Electric Power Co., Inc.           1,902,142
            35,800  TXU Corp.                                2,311,248
                                                          ------------
                                                             8,539,209
                                                          ------------
          TOTAL COMMON STOCK (COST $99,759,830)            127,825,249
                                                          ------------
          PREFERRED STOCK - 0.0%
             5,409  CP Santa Rosa Corp.+
                    (COST $25,008)                                 541
                                                          ------------
          REAL ESTATE INVESTMENT TRUST - 1.2%
            60,400  Equity Office Properties Trust
                    (COST $1,612,005)                        1,758,848
                                                          ------------
          CERTIFICATES OF DEPOSIT - 0.1%
          Principal
           Amount
          ---------
           $26,499  Middlesex Savings Bank, 2.00%,
                    5/27/05                                     26,499
            26,495  Stoneham Savings Bank, 1.60%,
                    5/27/05                                     26,495
                                                          ------------
          TOTAL CERTIFICATES OF DEPOSIT (COST $52,994)          52,994
                                                          ------------

            Principal
             Amount          Security Description          Value
            ---------- -------------------------------- ------------
            COMMERCIAL PAPER# - 8.8%
            $6,301,000 American Express Co., 2.00%,
                       1/3/05                           $  6,301,000
               648,000 American Express Co., 1.50%,
                       1/5/05                                648,000
             5,657,000 Prudential Funding Corp., 2.10%,
                       1/4/05                              5,657,000
                                                        ------------
            TOTAL COMMERCIAL PAPER
                       (COST $12,606,000)                 12,606,000
                                                        ------------
            TOTAL INVESTMENTS - 99.5%
                       (COST $114,055,837)**             142,243,632
            OTHER ASSETS AND LIABILITIES, NET - 0.5%         766,178
                                                        ------------
            TOTAL NET ASSETS - 100.0%                   $143,009,810
                                                        ============

GEOGRAPHIC DIVERSIFICATION OF EQUITY HOLDINGS*
% of Total Equity Holdings:

                        41.3%  United States of America
                        11.2% ............Great Britain
                         5.9% ....................Japan
                         5.7% ...................France
                         5.5% ..................Finland
                         4.9% ..............South Korea
                         4.5% .............South Africa
                         4.3% ...................Norway
                         3.0% ..................Ireland
                         2.9% ....................Spain
                         2.9% ...................Sweden
                         2.0% ...................Canada
                         1.4% ..................Germany
                         1.4% ................... Italy
                         1.4% ..............Netherlands
                         1.4% .................Portugal
                         0.3% ................Australia

*  Includes Common Stock, Preferred Stock and Real Estate Investment Trust.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

+  Non-income producing security.
(+/-)Restricted securities that may be resold to "qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. As of December 31, 2004, the value of these securities total $1,527,487 which represents 1.1% of Net Assets. Following is additional information on each restricted security:

       Security                         Acquisition Cost Acquisition Date
       --------                         ---------------- ----------------
       Samsung Electronics Co. Ltd. GDR     $349,891         4/27/00
       Samsung Electronics Co. Ltd. GDR      254,608         3/17/04
       Samsung Electronics Co. Ltd. GDR      149,048         5/11/04
       Samsung Electronics Co. Ltd. GDR      257,400         8/26/04
       Samsung Electronics Co. Ltd. GDR      226,800         11/4/04

#  Yields shown are annualized yields at time of purchase.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
** Cost for Federal income tax purposes is $114,522,135 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $28,913,902
            Gross Unrealized Depreciation               (1,192,405)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $27,721,497
                                                       ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $114,055,837)                                                   $142,243,632
  Cash                                                                                                 1,938,795
  Foreign currency (Cost $6,407)                                                                           6,407
  Receivables:
    Fund shares sold                                                                                   1,353,976
    Interest and dividends                                                                               189,962
  Other assets                                                                                                10
                                                                                                    ------------
Total Assets                                                                                         145,732,782
                                                                                                    ------------

LIABILITIES
  Payables:
    Dividends                                                                                             42,573
    Fund shares redeemed                                                                                  66,832
    Payable for investment securities purchased                                                        2,399,083
  Accrued Liabilities:
    Investment adviser fees                                                                              111,952
    Other expenses                                                                                       102,532
                                                                                                    ------------
Total Liabilities                                                                                      2,722,972
                                                                                                    ------------

NET ASSETS                                                                                          $143,009,810
                                                                                                    ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                   $115,294,583
  Accumulated undistributed (distributions in excess of) net investment income                          (228,940)
  Net realized gain (loss) on investments and foreign currency transactions                             (319,472)
  Net realized gain (loss) on options                                                                     69,261
  Unrealized appreciation (depreciation) of investments and foreign currency translations             28,194,378
                                                                                                    ------------

NET ASSETS                                                                                          $143,009,810
                                                                                                    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 BASED ON NET ASSETS OF $143,009,810 AND 9,660,048 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED) $      14.80
                                                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net foreign withholding taxes of $108,719)                            $ 1,677,002
  Interest income                                                                            111,017
                                                                                         -----------
Total Investment Income                                                                    1,788,019
                                                                                         -----------

EXPENSES
  Investment adviser fees                                                                    809,304
  Administrator fees                                                                          85,534
  Transfer agency fees                                                                        79,774
  Custodian fees                                                                              46,727
  Accountant fees                                                                             49,993
  Professional fees                                                                           47,812
  Registration fees                                                                           32,549
  Trustees' fees and expenses                                                                  4,706
  Miscellaneous expenses                                                                      40,303
                                                                                         -----------
Total Expenses                                                                             1,196,702
  Fees waived                                                                                 (1,447)
                                                                                         -----------
Net Expenses                                                                               1,195,255
                                                                                         -----------

NET INVESTMENT INCOME (LOSS)                                                                 592,764
                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

  Net realized gain (loss) on investments                                                   (154,415)
  Net realized gain (loss) on foreign currency transactions                                  (33,280)
                                                                                         -----------
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions                   (187,695)
                                                                                         -----------

  Net change in unrealized appreciation (depreciation) on investments                     18,979,668
  Net change in unrealized appreciation (depreciation) on foreign currency translations        6,938
                                                                                         -----------
Net Change in Unrealized Appreciation (Depreciation) on Investments
 and Foreign Currency Translations                                                        18,986,606
                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                                        18,798,911
                                                                                         -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $19,391,675
                                                                                         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                           December 31, 2004 December 31, 2003
                                                           ----------------- -----------------
OPERATIONS
  Net investment income (loss)                               $    592,764       $   131,632
  Net realized gain (loss) on investments, options and
   foreign currency transactions                                 (187,695)          538,082
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations               18,986,606         9,376,902
                                                             ------------       -----------
Increase (Decrease) in Net Assets Resulting
 from Operations                                               19,391,675        10,046,616
                                                             ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (785,574)          (99,718)
  Net realized gain on investments                                (30,746)         (390,854)
                                                             ------------       -----------
Total Distributions to Shareholders                              (816,320)         (490,572)
                                                             ------------       -----------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                              100,571,051         8,542,350
  Reinvestment of distributions                                   772,224           483,129
  Redemption of shares                                        (13,649,294)       (5,249,611)
  Redemption fees                                                  65,555             2,111
                                                             ------------       -----------
Increase (Decrease) from Capital Share Transactions            87,759,536         3,777,979
                                                             ------------       -----------
Increase (Decrease) in Net Assets                             106,334,891        13,334,023

NET ASSETS
  Beginning of Period                                          36,674,919        23,340,896
                                                             ------------       -----------
  End of Period(a)                                           $143,009,810       $36,674,919
                                                             ============       ===========

SHARE TRANSACTIONS
  Sale of shares                                                7,617,953           769,596
  Reinvestment of distributions                                    52,229            40,136
  Redemption of shares                                         (1,055,194)         (577,952)
                                                             ------------       -----------
Increase (Decrease) in Shares                                   6,614,988           231,780
                                                             ============       ===========
(a) Accumulated undistributed (distributions in excess of)
    net investment income                                    $   (228,940)      $     8,060
                                                             ============       ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:






                                                               Year Ended                  June 1,      June 1,  June 1,
                                                 --------------------------------------   2001(a) to    2000 to  1999 to
                                                 December 31,  December 31, December 31, December 31,   May 31,  May 31,
                                                     2004          2003         2002         2001        2001     2000
                                                 ------------  ------------ ------------ ------------   -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.04      $  8.30      $  8.01      $  8.59      $  8.35  $  8.61
                                                   --------      -------      -------      -------      -------  -------
INVESTMENT OPERATIONS
  Net investment income (loss)                         0.05         0.04         0.05            -(b)      0.06     0.07
  Net realized and unrealized gain (loss) on
   investments, options and foreign currency
   transactions                                        2.78         3.86         0.20        (0.48)        0.63     0.32
                                                   --------      -------      -------      -------      -------  -------
Total from Investment Operations                       2.83         3.90         0.25        (0.48)        0.69     0.39
                                                   --------      -------      -------      -------      -------  -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
  Net investment income                               (0.08)       (0.03)       (0.02)       (0.06)       (0.02)   (0.31)
  In excess of net investment income                      -            -            -        (0.04)           -        -
  Net realized gain on investments, options and
   foreign currency transactions                          -(b)     (0.13)           -            -        (0.43)   (0.34)
                                                   --------      -------      -------      -------      -------  -------
Total Distributions to Shareholders                   (0.08)       (0.16)       (0.02)       (0.10)       (0.45)   (0.65)
                                                   --------      -------      -------      -------      -------  -------
Redemption Fee(c)                                      0.01            -(b)      0.06            -            -        -
                                                   --------      -------      -------      -------      -------  -------
NET ASSET VALUE, END OF PERIOD                     $  14.80      $ 12.04      $  8.30      $  8.01      $  8.59  $  8.35
                                                   ========      =======      =======      =======      =======  =======
TOTAL RETURN(D)                                       23.63%       47.06%        3.82%       (5.64)%       8.98%    4.37%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)        $143,010      $36,675      $23,341      $16,925      $18,501  $19,267
Ratios to Average Net Assets:
  Net investment income (loss)                         0.73%        0.52%        0.51%       (0.18)%(e)    0.74%    0.70%
  Net expenses                                         1.48%        1.75%        1.75%        1.75%(e)     1.75%    1.75%
  Gross expenses(f)                                    1.48%        1.86%        2.00%        2.24%(e)     2.05%    2.12%
PORTFOLIO TURNOVER RATE                                  15%          26%          40%          36%          34%      38%

------------------------------
(a)Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b)Amount rounds to less than $0.01 per share.
(c)Calculated based on average shares outstanding during the period.
(d)Total return for periods less than one year is not annualized.
(e)Annualized.
(f)The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the investment adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of December 31, 2004, the Fund has a capital loss carryover to offset future capital gains of $169,994, expiring in 2012.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


REDEMPTION FEE - The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital. The Fund collected $65,555 in redemption fees during the year ended December 31, 2004.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund may pay a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services. The Fund did not pay any shareholder service fees pursuant to the plan for the year ended December 31, 2004.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for this service. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. Certain persons are not paid by the Trust for serving in these capacities. The Chief Compliance Officer receives compensation from the Fund for providing compliance services.

NOTE 4. WAIVER OF FEES

Citigroup has voluntarily waived transfer agency and accounting fees in the amounts of $1,348 and $99, respectively, for the year ended December 31, 2004. These voluntary waivers may be reduced or eliminated at any time.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $87,204,504 and $10,333,356, respectively, for the year ended December 31, 2004.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2004, distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $   184,794
                   Unrealized Appreciation        27,728,081
                   Capital and Other Losses         (169,994)
                                                 -----------
                   Total                         $27,742,881
                                                 ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, Passive Foreign Investment Company (mark to market) adjustments, straddle loss deferrals and Real Estate Investment Trust reallocations.

For tax purposes, the current year post-October currency loss was $27,651. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

The tax character of distributions paid during 2004 and 2003 were as follows:

                                             2004     2003
                                           -------- --------
                    Ordinary Income        $814,783 $490,572
                    Long-Term Capital Gain    1,537        -
                                           -------- --------
                    Total                  $816,320 $490,572

RECLASSIFCATION OF CAPITAL ACCOUNTS - On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2004. The following reclassification was primarily due to certain amounts related to Real Estate Investment Trusts and foreign currency losses, and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $(44,190)
                  Undistributed Net Realized Gain     44,190

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of the Polaris Global Value Fund, including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods from June 1, 2000 through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Polaris Global Value Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Boston, Massachusetts
February 18, 2005

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004, through December 31, 2004.

ACTUAL EXPENSES - The "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" column to estimate the expenses you paid on your account during this period. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The "Hypothetical Return" row in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges redemption fees, which are not included in the following table. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------


                              BEGINNING        ENDING        EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING
                            JULY 1, 2004  DECEMBER 31, 2004   PERIOD
                            ------------- ----------------- -----------
        Actual Return         $1,000.00       $1,139.79        $8.01
        Hypothetical Return   $1,000.00       $1,017.65        $7.56

Expenses are equal to the Fund's annualized expense ratio 1.49%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/366 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 41.59% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $1,537 for the year ended December 31, 2004.

The Fund intends to elect to pass through to its shareholders credit for taxes paid in foreign countries during its year ended December 31, 2004. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding December 31, 2004) is as follows:

    Country   Dividends Foreign Tax Country           Dividends Foreign Tax
    --------- --------- ----------- ----------------- --------- -----------
    Canada     $0.0027    $0.0004   Republic of Korea  $0.0032    $0.0004
    Finland     0.0197     0.0021   Netherlands         0.0062     0.0005
    France      0.0072     0.0013   Norway              0.0042     0.0007
    Germany     0.0011     0.0003   South Africa        0.0107          -
    Hong Kong   0.0053          -   Spain               0.0055     0.0008
    Italy       0.0043     0.0007   Sweden              0.0030     0.0004
    Ireland     0.0012          -   United Kingdom      0.0290     0.0032
    Japan       0.0073     0.0005   United States       0.0592          -
                                                       -------    -------
                                    Total:             $0.1698    $0.0113
                                                       =======    =======

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a broker-dealer. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-six portfolios in the fund complex. No Trustee holds other directorships or trusteeships. The Fund's Statement of

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594.

                          POSITION
         NAME,            WITH THE   LENGTH OF            PRINCIPAL OCCUPATION(S) DURING
    AGE AND ADDRESS        TRUST    TIME SERVED                    PAST 5 YEARS
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

John Y. Keffer           Trustee    1989 -      President, Citigroup's fund services division since
Born: July 15, 1942                 Present     2003; President, Forum Financial Group, LLC
                                                ("Forum") (a fund services company acquired by
                                                Citigroup in 2003).
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Costas Azariadis         Trustee    1989 -      Professor of Economics, University of California-
Born: February 15, 1943             Present     Los Angeles; Visiting Professor of Economics,
                                                Athens University of Economics and Business
                                                1998 - 1999.
---------------------------------------------------------------------------------------------------
James C. Cheng           Trustee    1989 -      President, Technology Marketing Associates
Born: July 26, 1942                 Present     (marketing company for small-and medium-sized
                                                businesses in New England).
---------------------------------------------------------------------------------------------------
J. Michael Parish        Chairman   1989 -      Retired; Partner, Wolfe, Block, Schorr and Solis-
Born: November 9, 1943   Trustee    Present     Cohen, LLP (law firm) 2002-2003; Partner,
                                                Thelen Reid & Priest LLP (law firm)
                                                1995 - 2002.
---------------------------------------------------------------------------------------------------
OFFICERS

David I. Goldstein       President  2003 -      Director, Citigroup since 2003; Director of
Born: August 3, 1961                Present     Business & Product Development, Forum
                                                1999 - 2003.
---------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice       2003 -      Relationship Manager; Citigroup since 2003;
Born: July 15, 1966      President/ Present     Relationship Manager, Forum 1999 - 2003.
                         Assistant
                         Secretary
---------------------------------------------------------------------------------------------------
Sara M. Morris           Vice       2004 -      Director and Relationship Manager, Citigroup
Born: September 18, 1963 President  Present     since 2004; Chief Financial Officer, The VIA
                                                Group, LLC (strategic marketing company)
                                                2000 - 2003; Chief Financial Officer, Forum
                                                1994 - 1999.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                         POSITION
         NAME,           WITH THE   LENGTH OF          PRINCIPAL OCCUPATION(S) DURING
    AGE AND ADDRESS       TRUST    TIME SERVED                  PAST 5 YEARS
---------------------------------------------------------------------------------------------

Stacey E. Hong          Treasurer  2002 -      Director, Fund Accounting, Citigroup since
Born: May 10, 1966                 Present     2003; Director of Accounting, Forum
                                               1999 - 2003.
---------------------------------------------------------------------------------------------
David M. Whitaker       Secretary  2004 -      Counsel, Citigroup since 2004; Assistant
Born: September 6, 1971            Present     Counsel, PFPC, Inc. (a fund services company)
                                               1999 - 2004.
---------------------------------------------------------------------------------------------
Peter R. Guarino        Chief      2004 -      Executive Director, Investment Company
Born: June 22, 1958     Compliance Present     Services of the Distributor since 2004;
                        Officer                Independent compliance consultant 2002 -
                                               2004; General Counsel and Global Compliance
                                               Director, MiFund, Inc. (internet-based trading
                                               platform) 2000 - 2002; Western Division Chief
                                               Operating Officer, Funds Services Group,
                                               Merrill Corporation (financial printer)
                                               1998 - 2000.

[LOGO]

                                 ANNUAL REPORT
                               December 31, 2004

[LOGO]
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594
                              INVESTMENT ADVISER
                       Polaris Capital Management, Inc.
                               125 Summer Street
                               Boston, MA 02110

                                TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                              Portland, ME 04101

Annual Report

December 31, 2004

                                 W I N S L O W

--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                                    [GRAPHIC]

TABLE OF CONTENTS
--------------------------------------------------------------------------------



          A MESSAGE TO OUR SHAREHOLDERS                            2

          PERFORMANCE CHART AND ANALYSIS                           5

          SCHEDULE OF INVESTMENTS                                  6

          STATEMENT OF ASSETS AND LIABILITIES                     11

          STATEMENT OF OPERATIONS                                 12

          STATEMENTS OF CHANGES IN NET ASSETS                     13

          FINANCIAL HIGHLIGHTS                                    14

          NOTES TO FINANCIAL STATEMENTS                           15

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 20

          ADDITIONAL INFORMATION                                  21

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

We are pleased to provide you with the 2004 annual report for the Winslow Green Growth Fund (the "Fund").

The Fund ended the fourth quarter with a net asset value per share of $15.90, up 19.12% for the three months ended December 31, 2004, and up 12.09% for the twelve months ended December 31, 2004. The Russell 2000 Growth Index, the Fund's benchmark index, was up 15.08% for the quarter and 14.31% for the full year. For the one-, three-, five- and 10-year periods, the Fund's annual average returns were 12.09%, 10.33%, 7.05% and 20.39%, respectively, versus 14.31%, 5.79%, -3.57% and 7.12% for the Russell 2000 Growth Index. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WINSLOWGREEN.COM. THE FUND CHARGES A 2.0% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE.)

The primary reason the Fund performed below the benchmark for the year was because of underperformance in the first quarter of 2004. In the remaining three quarters of 2004, the Fund modestly under-performed in the second quarter and then outperformed the benchmark in the second half of the year.

One of our top investments entering 2004 was a promising company Staar Surgical Co., which makes implantable contact lenses. Delays in the manufacturing facility in Switzerland combined with two FDA warning letters proved too much for the market to bear as the stock sank from over $11 at the beginning of 2004 to under $8 by the end of first quarter. Through September, the stock remained under pressure reaching a low of just under $3. We decided to sell our position in the second quarter and completed the sale of our position in the third quarter. The stock closed the third quarter down over 70% from the start of 2004, rebounded somewhat in the fourth quarter closing down 44% for the full year.

Internet stocks and many other technology stocks were in favor again in 2004, with the Dow Jones Internet Index up 24% in 2004 following an 82% jump in 2003. Some of the Fund's successes included strong performance in the internet and software group including new investments in Aptimus, Inc. and Audible, Inc.

                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


Another new position in 2004 that proved to be a big contributor to performance in the year was Lions Gate Entertainment Corp., which produces and distributes independent films. Among their successful launches in 2004 was the distribution of the Michael Moore documentary "Fahrenheit 911".

Several of our long term holdings also added substantially to our positive performance in 2004. Atherogenics, Inc., a biotechnology company targeting atherosclerosis, a form of coronary heart disease, the leading cause of death in the U.S. for both men and women, reported positive preliminary results for its AG-1067 lead product which is in Phase III trials. PolyMedica Corp., a provider of direct-to-consumer medical products and services, reported robust sales and earnings. The company's primary products treat diabetes, a disease whose rising incidence has garnered national attention and concern. Whole Foods Market, Inc. closed 2004 trading near its all time high with the market now focused on the tremendous potential for this retail concept. Whole Foods Market, Inc. is the leading retailer of natural foods in the United States.

The top 10 holdings in the Fund as of December 31, 2004 included: Surmodics, Inc. (SRDX), Lions Gate Entertainment Corp. (LGF), Thermogenesis Corp. (KOOL), Aptimus, Inc.(APTM), Whole Foods Market, Inc. (WFMI), Audible, Inc. (ADBL), Fuel-Tech NV (FTEK), Quantum Fuel Systems Tech. (QTWW), Durect Corp. (DRRX) and Presstek, Inc. (PRST).

Looking toward 2005, we believe it will be a challenging year for the U.S. capital markets. The blend of high oil prices, mounting trade deficits, budget deficits, monetary and emotional costs of the war on terrorism, rising interest rates, and relatively high valuations of securities is not a bright picture. That said, the equities that will perform best should be those that can make meaningful progress in terms of meeting or beating earnings estimates and other milestones.

Thank you for all your support.

May your future be green,

              /s/ Jackson Robinson               /s/ Matthew Patsky
              Jackson W. Robinson                Matthew W. Patsky, CFA
              Portfolio Manager                  Portfolio Manager
              Winslow Management Company         Winslow Management Company

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE FUND INVESTS IN SMALL AND MEDIUM CAPITALIZATION COMPANIES. INVESTMENTS IN THESE COMPANIES MAY INVOLVE GREATER RISKS, SUCH AS LIMITED PRODUCT LINES, MARKETS AND FINANCIAL OR MANAGERIAL RESOURCES.

PRIOR TO APRIL 1, 2001, THE ADVISER MANAGED A COMMON TRUST FUND WITH AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS BEFORE APRIL 1, 2001 IS THAT OF THE COMMON TRUST FUND AND REFLECTS THE EXPENSES OF THE COMMON TRUST FUND. IF THE COMMON TRUST FUND'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE ESTIMATED EXPENSES OF THE FUND FOR ITS FIRST FISCAL YEAR, THE PERFORMANCE WOULD HAVE BEEN LOWER. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE OF 1986, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF DECEMBER 31, 2004 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT
OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (888) 314-9049 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (EFFECTIVE MARCH 1, 2005, FORUM FUND SERVICES, LLC WILL CHANGE ITS NAME TO FORESIDE FUND SERVICES, LLC.) (02/05)

                                                      WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund over the past ten fiscal years, including reinvested dividends and capital gains. The result is compared with a broad-based securities market index. As the Fund's primary performance benchmark, the Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 ONE YEAR FIVE YEAR TEN YEAR
             Winslow Green Growth Fund           12.09%    7.05%    20.39%
             Russell 2000 Growth Index           14.31%   -3.57%     7.12%

     INVESTMENT VALUE ON 12/31/04
             Winslow Green Growth Fund          $63,953
             Russell 2000 Growth Index          $19,888

                                    [CHART]

                   Winslow Green        Russell 2000
                    Growth Fund         Growth Index
                   -------------        ------------
12/31/94            $10,000              $10,000
 1/31/95             10,450                9,797
 2/28/95             10,518               10,249
 3/31/95             10,494               10,548
 4/30/95             10,515               10,707
 5/31/95             10,446               10,847
 6/30/95             10,925               11,595
 7/31/95             11,581               12,499
 8/31/95             11,548               12,653
 9/30/95             11,404               12,913
10/31/95             10,869               12,278
11/30/95             11,461               12,820
12/31/95             11,749               13,104
 1/31/96             11,521               12,996
 2/29/96             11,808               13,588
 3/31/96             12,150               13,857
 4/30/96             13,544               14,921
 5/31/96             15,135               15,686
 6/30/96             14,403               14,667
 7/31/96             13,140               12,876
 8/31/96             14,207               13,830
 9/30/96             14,122               14,542
10/31/96             14,428               13,914
11/30/96             15,414               14,301
12/31/96             15,896               14,580
 1/31/97             16,376               14,944
 2/28/97             15,385               14,042
 3/31/97             14,665               13,051
 4/30/97             14,842               12,900
 5/31/97             16,623               14,839
 6/30/97             17,569               15,342
 7/31/97             17,946               16,128
 8/31/97             19,411               16,612
 9/30/97             22,044               17,938
10/31/97             21,005               16,860
11/30/97             20,258               16,458
12/31/97             21,040               16,468
 1/31/98             21,036               16,248
 2/28/98             23,172               17,682
 3/31/98             26,126               18,424
 4/30/98             26,087               18,537
 5/31/98             23,766               17,190
 6/30/98             21,899               17,366
 7/31/98             19,788               15,916
 8/31/98             15,252               12,242
 9/30/98             16,261               13,483
10/31/98             17,211               14,186
11/30/98             18,434               15,287
12/31/98             20,269               16,670
 1/31/99             21,520               17,420
 2/28/99             19,522               15,826
 3/31/99             20,748               16,390
 4/30/99             21,929               17,837
 5/31/99             22,660               17,866
 6/30/99             23,475               18,807
 7/31/99             26,018               18,225
 8/31/99             27,711               17,544
 9/30/99             28,054               17,882
10/31/99             28,557               18,340
11/30/99             35,468               20,279
12/31/99             45,504               23,854
 1/31/00             51,517               23,632
 2/29/00             71,213               29,130
 3/31/00             71,806               26,068
 4/30/00             59,174               23,436
 5/31/00             54,214               21,384
 6/30/00             64,245               24,146
 7/31/00             61,161               22,077
 8/31/00             75,246               24,399
 9/30/00             80,370               23,187
10/31/00             71,880               21,305
11/30/00             53,729               17,436
12/31/00             58,873               18,503
 1/31/01             65,123               20,001
 2/28/01             49,271               17,259
 3/31/01             39,622               15,690
 4/30/01             51,627               17,611
 5/31/01             51,429               18,019
 6/30/01             52,578               18,510
 7/31/01             46,397               16,931
 8/31/01             41,682               15,874
 9/30/01             35,065               13,313
10/31/01             39,265               14,593
11/30/01             45,050               15,811
12/31/01             47,625               16,796
 1/31/02             45,842               16,198
 2/28/02             41,286               15,150
 3/31/02             46,040               16,467
 4/30/02             46,159               16,110
 5/31/02             41,840               15,168
 6/30/02             37,561               13,882
 7/31/02             33,203               11,749
 8/31/02             31,816               11,743
 9/30/02             28,528               10,895
10/31/02             28,448               11,446
11/30/02             33,441               12,581
12/31/02             29,756               11,713
 1/31/03             28,448               11,395
 2/28/03             28,686               11,091
 3/31/03             31,618               11,259
 4/30/03             34,867               12,324
 5/31/03             39,740               13,713
 6/30/03             45,486               13,978
 7/31/03             48,061               15,034
 8/31/03             52,340               15,842
 9/30/03             53,727               15,441
10/31/03             56,263               16,775
11/30/03             56,817               17,322
12/31/03             57,055               17,399
 1/31/04             59,274               18,313
 2/29/04             58,917               18,285
 3/31/04             57,570               18,370
 4/30/04             55,351               17,448
 5/31/04             54,598               17,795
 6/30/04             56,936               18,387
 7/31/04             49,012               16,737
 8/31/04             47,625               16,376
 9/30/04             53,687               17,282
10/31/04             56,857               17,702
11/30/04             60,621               19,198
12/31/04             63,953               19,888


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                   ENVIRONMENTAL
          SHARES          SECURITY DESCRIPTION       RATING**       VALUE
         -------------------------------------------------------------------
         COMMON STOCK - 98.6%
         ADHESIVES AND SEALANTS - 8.7%
           130,000     SurModics, Inc.+                 ER       $ 4,226,300
                                                                 -----------
         ADVERTISING - 6.0%
           105,000     Aptimus, Inc.+                   EB         2,882,250
                                                                 -----------
         AUTOMATIC CONTROLS FOR REGULATING
           RESIDENTIAL AND COMMERCIAL
           ENVIRONMENTS AND APPLIANCES - 6.5%
           496,000     Thermogenesis Corp.+             EB         3,144,640
                                                                 -----------
         BIOLOGICAL PRODUCTS, EXCEPT DIAGNOSTIC
           SUBSTANCES - 4.2%
            40,000     Martek Biosciences Corp.+N       ER         2,048,000
                                                                 -----------
         COMMUNICATION SERVICES - 4.0%
         1,650,000     Intraware, Inc.+                 EP         1,930,500
                                                                 -----------
         COMPUTER INTEGRATED SYSTEMS
           DESIGN - 2.0%
           125,000     Sapient Corp.+                   EB           988,750
                                                                 -----------
         DRUGS, DRUG PROPRIETARIES, AND DRUGGISTS'
           SUNDRIES - 3.2%
            60,000     Nu Skin Enterprises, Inc.        ER         1,522,800
                                                                 -----------
         ELECTRONIC COMPONENTS AND
           ACCESSORIES - 7.8%
            90,000     NAM TAI Electronics, Inc.        BIC        1,732,500
           375,000     Redback Networks, Inc.+          ER         2,010,000
                                                                 -----------
                                                                   3,742,500
                                                                 -----------
         GROCERIES AND RELATED PRODUCTS - 0.5%
            10,000     Green Mountain Coffee
                         Roasters, Inc.+                BIC          251,000
                                                                 -----------
         INDUSTRIAL AND COMMERCIAL FANS AND
           BLOWERS AND AIR PURIFICATION - 4.8%
           500,000     Fuel-Tech NV+                    ER         2,335,000
                                                                 -----------

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                 ENVIRONMENTAL
       SHARES         SECURITY DESCRIPTION         RATING**       VALUE
      --------------------------------------------------------------------
      INFORMATION RETRIEVAL SERVICES - 7.6%
         90,000 Audible, Inc.+                        EB       $ 2,344,500
         50,000 Ask Jeeves, Inc.+                     EB         1,337,500
                                                               -----------
                                                                 3,682,000
                                                               -----------
      MISCELLANEOUS ELECTRICAL INDUSTRIAL
        APPARATUS - 4.7%
        380,000 Quantum Fuel Systems Technology+      EP         2,287,600
                                                               -----------
      MISCELLANEOUS FOOD STORES - 4.9%
         25,000 Whole Foods Market, Inc.              EP         2,383,750
                                                               -----------
      MISCELLANEOUS PERSONAL SERVICES - 1.7%
         30,000 Coinstar, Inc.+                       ER           804,900
                                                               -----------
      MOTION PICTURE AND VIDEO TAPE
        PRODUCTION - 7.1%
        325,000 Lions Gate Entertainment Corp.+       EB         3,451,500
                                                               -----------
      PAPERBOARD MILLS - 1.1%
         50,000 Mercer International, Inc.+           BIC          532,500
                                                               -----------
      PHARMACEUTICAL PREPARATIONS - 8.2%
         75,000 Atherogenics, Inc.+                   ER         1,767,000
        675,000 Durect Corp.+                         ER         2,214,000
                                                               -----------
                                                                 3,981,000
                                                               -----------
      PHOTOGRAPHIC EQUIPMENT AND
        SUPPLIES - 3.5%
         75,000 Sonic Solutions, Inc.+                EB         1,683,000
                                                               -----------
      PLATEMAKING AND RELATED SERVICES - 4.4%
        220,000 Presstek, Inc.+                       ER         2,129,600
                                                               -----------
      SEMICONDUCTORS AND RELATED DEVICES - 1.5%
        110,000 Sirenza Microdevices, Inc.+           BIC          721,600
                                                               -----------
      SERVICES ALLIED TO MOTION PICTURE
        PRODUCTION - 1.8%
         14,000 Avid Technology, Inc.+N               ER           864,500
                                                               -----------

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                 ENVIRONMENTAL
         SHARES         SECURITY DESCRIPTION       RATING**       VALUE
        ------------------------------------------------------------------
        STATE COMMERCIAL BANKS - 0.7%
           27,500   Wainwright Bank & Trust Co.       EP       $   339,625
                                                               -----------
        SURGICAL AND MEDICAL INSTRUMENTS
          AND APPARATUS - 2.7%
           25,000   Merit Medical Systems, Inc.+      ER           382,000
           25,000   PolyMedica Corp.                  ER           932,250
                                                               -----------
                                                                 1,314,250
                                                               -----------
        TELEPHONE COMMUNICATIONS, EXCEPT
          RADIOTELEPHONE - 1.0%
           25,000   Adtran, Inc.                      ER           478,500
                                                               -----------

        TOTAL COMMON STOCK (Cost $36,398,877)                   47,726,065
                                                               -----------

        MONEY MARKET FUND - 1.7%
          806,442   Pax World Money Market Fund
                      (Cost $806,442)                 N/A          806,442
                                                               -----------

        TOTAL INVESTMENTS IN SECURITIES - 100.3%
          (Cost $37,205,319)*                                   48,532,507
                                                               -----------

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

       WRITTEN CALL OPTIONS - 0.0%

       SECURITY                                    CONTRACTS    VALUE
       ------------------------------------------------------------------
       Avid Technology, Inc.
       Expiration March 2005, Exercise Price $75       50    $    (3,250)
       Martek Biosciences Corp.
       Expiration January 2005, Exercise Price $55    200        (17,000)
                                                             -----------

       TOTAL OPTIONS WRITTEN
         (Premiums Received $21,243)                             (20,250)
                                                             -----------

       OTHER ASSETS AND LIABILITIES, NET - (0.3%)               (146,434)
                                                             -----------
       NET ASSETS - 100.0%                                   $48,365,823
                                                             ===========

----------
+Non-income producing security.
NAll or a portion of shares have been committed as cover for written options. **The investment adviser's Environmental Ratings (unaudited) include the following. Refer to the Fund's prospectus for more information.
 BIC - Best in Class
 EB - Environmentally Benign
 EP - Environmentally Proactive
 ER - Environmentally Responsible

*Cost for Federal income tax purposes is $37,208,604 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $13,027,411
            Gross Unrealized Depreciation               (1,703,508)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $11,323,903
                                                       ===========

ENVIRONMENTAL RATINGS OF EQUITY HOLDINGS
% of Total Equity (common stock) Holdings:

                     EP - Environmentally Proactive   14.5%
                     ER - Environmentally Responsible 45.5%
                     EB - Environmentally Benign      33.2%
                     BIC - Best in Class               6.8%

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
% of Total Investments

                        Information Technology     25.9%
                        Health Care                23.8%
                        Industrials                20.9%
                        Consumer Discretionary     10.3%
                        Telecommunication Services  5.5%
                        Consumer Staples            5.4%
                        Energy                      4.7%
                        Materials                   1.1%
                        Financials                  0.7%
                        Money Market Fund           1.7%

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------

  ASSETS
   Total investments, at value (Cost $37,205,319)                 $48,532,507
   Receivables:
     Investment securities sold                                       492,758
     Fund shares sold                                                 120,198
     Interest and dividends                                            11,103
   Prepaid expenses                                                       893
   Other assets                                                        19,326
                                                                  -----------
  Total Assets                                                     49,176,785
                                                                  -----------

  LIABILITIES
   Payables:
     Fund shares redeemed                                              54,459
     Call options written, at value (Premiums received $21,243)        20,250
     Investment securities purchased                                  633,412
   Accrued Liabilities:
     Investment adviser fees                                           46,448
     Trustees' fees and expenses                                          635
     Other expenses                                                    55,758
                                                                  -----------
  Total Liabilities                                                   810,962
                                                                  -----------
  NET ASSETS                                                      $48,365,823
                                                                  ===========

  COMPONENTS OF NET ASSETS
   Paid-in-capital                                                $35,301,231
   Accumulated net realized gain (loss) on investments, options
     and foreign currency transactions                              1,736,411
   Unrealized appreciation (depreciation) on investments and
     options                                                       11,328,181
                                                                  -----------
  NET ASSETS                                                      $48,365,823
                                                                  ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Based on net assets of $48,365,823 and 3,041,742 shares of
    beneficial interest outstanding (unlimited shares authorized) $     15.90
                                                                  ===========

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

    INVESTMENT INCOME
     Dividend income                                             $  122,608
                                                                 ----------
    Total Investment Income                                         122,608
                                                                 ----------

    EXPENSES
     Investment adviser fees                                        447,995
     Administrator fees                                              77,947
     Shareholder servicing fees                                     124,443
     Transfer agency fees                                           147,460
     Custodian fees                                                  16,549
     Accountant fees                                                 47,032
     Registration fees                                               18,940
     Professional fees                                               43,113
     Trustees' fees and expenses                                      2,729
     Miscellaneous expenses                                          35,574
                                                                 ----------
    Total Expenses                                                  961,782
     Fees waived                                                   (240,012)
                                                                 ----------
    Net Expenses                                                    721,770
                                                                 ----------
    NET INVESTMENT INCOME (LOSS)                                   (599,162)
                                                                 ----------

    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS, OPTIONS AND FOREIGN
      CURRENCY TRANSACTIONS
     Net realized gain (loss) on investments                      2,566,672
     Net realized gain (loss) on foreign currency transactions        1,172
     Net realized gain on options                                   142,298
                                                                 ----------
    Net Realized Gain (Loss) on Investments, Options and Foreign
      Currency Transactions                                       2,710,142
                                                                 ----------
     Unrealized appreciation (depreciation) of investments        1,917,228
     Unrealized appreciation (depreciation) of options                  993
                                                                 ----------
    Net Change in Unrealized Appreciation (Depreciation) of
      Investments and Options                                     1,918,221
                                                                 ----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS, OPTIONS AND FOREIGN
      CURRENCY TRANSACTIONS                                       4,628,363
                                                                 ----------
    INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS                                                 $4,029,201
                                                                 ==========

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              YEAR ENDED        YEAR ENDED
                                           DECEMBER 31, 2004 DECEMBER 31, 2003
                                           ----------------- -----------------
 OPERATIONS
  Net investment income (loss)               $   (599,162)     $   (314,391)
  Net realized gain (loss) on investments,
    options and foreign currency
    transactions                                2,710,142         4,025,831
  Net change in unrealized appreciation
    (depreciation) of investments and
    options                                     1,918,221        11,749,445
                                             ------------      ------------
 Increase (Decrease) in Net Assets from
   Operations                                   4,029,201        15,460,885
                                             ------------      ------------

 DISTRIBUTIONS TO
   SHAREHOLDERS FROM
  Net realized gain on investments               (707,012)               --
                                             ------------      ------------
 Total distributions to shareholders             (707,012)               --
                                             ------------      ------------

 CAPITAL SHARE TRANSACTIONS
  Sale of shares                               32,257,942       104,321,492
  Reinvestment of distributions                   622,924                --
  Redemption of shares                        (43,108,021)      (75,531,172)
  Redemption fees                                   8,227            17,937
                                             ------------      ------------
 Increase (Decrease) from Capital Share
   Transactions                               (10,218,928)       28,808,257
                                             ------------      ------------
 Increase (Decrease) in Net Assets             (6,896,739)       44,269,142

 NET ASSETS
  Beginning of period                          55,262,562        10,993,420
                                             ------------      ------------
  End of period(a)                           $ 48,365,823      $ 55,262,562
                                             ============      ============

 SHARE TRANSACTIONS
  Sale of shares                                2,225,617         7,938,161
  Reinvestment of distributions                    39,880                --
  Redemption of shares                         (3,059,195)       (5,566,564)
                                             ------------      ------------
 Increase (Decrease) in Shares                   (793,698)        2,371,597
                                             ============      ============
 (a)Accumulated undistributed
    (distributions in excess of)
    net investment income                    $         --      $         --
                                             ============      ============

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                          YEAR          YEAR           YEAR     APRIL 1, 2001(A)
                                         ENDED         ENDED          ENDED         THROUGH
                                      DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004          2003           2002           2001
                                      ------------  ------------   ------------ ----------------
NET ASSET VALUE PER
 SHARE, Beginning of Period             $ 14.41       $  7.51        $ 12.02        $ 10.00
                                        -------       -------        -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss                     (0.17)(b)     (0.11)(b)      (0.09)         (0.06)
  Net realized and unrealized gain
   (loss) on investments, options
   and foreign currency
   transactions                            1.90(b)       7.00(b)       (4.42)          2.08
                                        -------       -------        -------        -------
Total from Investment Operations           1.73          6.89          (4.51)          2.02
                                        -------       -------        -------        -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                       (0.24)           --             --             --
                                        -------       -------        -------        -------
Total Distributions to Shareholders       (0.24)           --             --             --
                                        -------       -------        -------        -------
Redemption Fees(b)                           --(c)       0.01             --             --
NET ASSET VALUE PER
 SHARE, End of Period                   $ 15.90       $ 14.41        $  7.51        $ 12.02
                                        =======       =======        =======        =======
TOTAL RETURN(D)                           12.09%        91.74%        (37.52)%        20.20%
RATIO/SUPPLEMENTARY
 DATA
  Net assets at end of period (000's
   omitted)                             $48,366       $55,263        $10,993        $16,074
  Ratios to Average Net Assets :
   Net expenses                            1.45%         1.45%(b)       1.45%          1.45%(f)
   Gross Expenses(e)                       1.93%         1.90%(b)       2.48%          3.06%(f)
   Net investment income (loss)           (1.20)%       (0.93)%(b)     (0.98)%        (1.08)%(f)
PORTFOLIO TURNOVER
 RATE                                       102%          202%           114%            98%

----------
(a)Commenced operations on April 1, 2001.
(b)Calculated using the average share method.
(c)Less than $0.01 per share.
(d)Total return for periods less than one year are not annualized.
(e)The ratio of gross expenses to average net assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.
(f)Annualized.

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-two portfolios. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks capital appreciation through environmentally responsible investing. The Fund invests in small and medium capitalization companies. Investments in these companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If you redeem your shares within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out
(FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. Prior to August 16, 2004, the Fund charged a 1.00% redemption fee if you redeemed your shares within 15 days of purchase. For the year ended December 31, 2004, the Fund collected $8,227 in redemption fees.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Adams Harkness Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund, through its principal asset management division, Winslow Management Company. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The Distributor receives no compensation

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

from the Fund for this service. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer ("CCO") to the Trust as well as certain additional compliance support functions.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. No officer, except for the CCO, is compensated by the Trust.

NOTE 4. WAIVER/REIMBURSEMENT OF FEES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 1.45% of average daily net assets through April 30, 2005. Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. Fees waived for the year ended December 31, 2004, were as follows:

   INVESTMENT ADVISORY TRANSFER AGENCY SHAREHOLDER SERVICES TOTAL FEES WAIVED
   ------------------- --------------- -------------------- -----------------
        $153,730           $49,820           $36,462            $240,012

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $50,442,757 and $60,378,683, respectively, for the year ended December 31, 2004. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $330,085 for the period.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2004, distributable earnings on a tax basis were as follows:

               Unrealized Appreciation (Depreciation) $11,323,903
               Undistributed 15% Capital Gains          1,739,696
                                                      -----------
               Total                                  $13,063,599
                                                      ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------


The tax character of distributions paid during 2004 and 2003 were as follows:

                                           2004   2003
                                         -------- ----
Ordinary Income                         $707,012  $--

RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statement of Assets and Liabilities, primarily as a result of a net operating loss, certain amounts for the year ended December 31, 2004, have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Fund.

              Accumulated Net Investment Income (Loss) $ 599,162
              Undistributed Net Realized Gain (Loss)   $  (1,172)
              Paid-in Capital                          $(597,990)

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the year ended December 31, 2004 were as follows:

                                                           CALLS
                                                   ---------------------
                                                      NUMBER
                                                   OF CONTRACTS PREMIUMS
                                                   ------------ --------
        OUTSTANDING, DECEMBER 31, 2003                   --     $     --
        Options written                               1,203      163,541
        Options terminated in closing transactions       --           --
        Options exercised                                --           --
        Options expired                                 953      142,298
                                                      -----     --------
        OUTSTANDING, DECEMBER 31, 2004                  250       21,243
                                                      -----     --------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Winslow Green Growth Fund:

We have audited the accompanying statement of assets and liabilities of Winslow Green Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from April 1, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winslow Green Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from April 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2005

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004, is available, on the Fund's website at http://www.wggf.com and on the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004, through December 31, 2004.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. The Fund charges redemption fee, which is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges a redemption fee, which is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                        BEGINNING ACCOUNT
                              VALUE       ENDING ACCOUNT VALUE EXPENSES PAID
                          JULY 1, 2004     DECEMBER 31, 2004   DURING PERIOD
                        ----------------- -------------------- -------------
    Actual Return           $1,000.00          $1,123.22           $7.74
    Hypothetical Return     $1,000.00          $1,017.85           $7.35

Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR

All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 9.41% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 9.41% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

tables give information about each Board member and the senior officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a broker-dealer. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-six portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 314-9049.

                         POSITION LENGTH
          NAME,          WITH THE OF TIME    PRINCIPAL OCCUPATION(S) DURING
     AGE AND ADDRESS      TRUST   SERVED              PAST 5 YEARS
 ------------------------------------------------------------------------------
 INTERESTED TRUSTEE
 John Y. Keffer          Trustee  1989 -  President, Citigroup's fund services
 Born: July 15, 1942              Present division since 2003; President, Forum
                                          Financial Group, LLC ("Forum") (a
                                          fund services company acquired by
                                          Citigroup in 2003).
 ------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 Costas Azariadis        Trustee  1989 -  Professor of Economics, University of
 Born: February 15, 1943          Present California-Los Angeles; Visiting
                                          Professor of Economics, Athens
                                          University of Economics and Business
                                          1998 - 1999.
 ------------------------------------------------------------------------------
 James C. Cheng          Trustee  1989 -  President, Technology Marketing
 Born: July 26, 1942              Present Associates (marketing company for
                                          small-and medium-sized businesses in
                                          New England).
 ------------------------------------------------------------------------------
 J. Michael Parish       Chairman 1989 -  Retired; Partner, Wolfe, Block,
 Born: November 9, 1943  Trustee  Present Schorr and Solis-Cohen, LLP (law
                                          firm) 2002-2003; Partner, Thelen Reid
                                          & Priest LLP (law firm)
                                          1995 - 2002.
 ------------------------------------------------------------------------------

WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                         POSITION  LENGTH
         NAME,           WITH THE  OF TIME    PRINCIPAL OCCUPATION(S) DURING
    AGE AND ADDRESS       TRUST    SERVED              PAST 5 YEARS
-------------------------------------------------------------------------------
OFFICERS
David I. Goldstein      President  2003 -  Director, Citigroup since 2003;
Born: August 3, 1961               Present Director of Business & Product
                                           Development, Forum 1999 - 2003.
-------------------------------------------------------------------------------
Beth P. Hanson          Vice       2003 -  Relationship Manager; Citigroup
Born: July 15, 1966     President/ Present since 2003; Relationship Manager,
                        Assistant          Forum 1999 - 2003.
                        Secretary
-------------------------------------------------------------------------------
Sara M. Morris          Vice       2004 -  Director and Relationship Manager,
Born: September 18,     President  Present Citigroup since 2004; Chief
1963                                       Financial Officer, The VIA Group,
                                           LLC (strategic marketing company)
                                           2000 - 2003; Chief Financial
                                           Officer, Forum 1994 - 1999.
-------------------------------------------------------------------------------
Stacey E. Hong          Treasurer  2002 -  Director, Fund Accounting,
Born: May 10, 1966                 Present Citigroup since 2003; Director of
                                           Accounting, Forum 1999 - 2003.
-------------------------------------------------------------------------------
David M. Whitaker       Secretary  2004 -  Counsel, Citigroup since 2004;
Born: September 6, 1971            Present Assistant Counsel, PFPC, Inc.
                                           (a fund services company)
                                           1999 - 2004.
-------------------------------------------------------------------------------
Peter R. Guarino        Chief      2004 -  Executive Director, Investment
Born: June 22, 1958     Compliance Present Company Services of the
                        Officer            Distributor since 2004;
                                           Independent compliance consultant
                                           2002 - 2004; General Counsel and
                                           Global Compliance Director,
                                           MiFund, Inc. (internet-based trading
                                           platform) 2000 - 2002; Western
                                           Division Chief Operating Officer,
                                           Funds Services Group, Merrill
                                           Corporation (financial printer)
                                           1998 - 2000.
-------------------------------------------------------------------------------

                                 W I N S L O W

--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049
                                 www.wggf.com

                              Investment Adviser
                     Adams Harkness Asset Management, Inc.
               (through its Winslow Management Company Division)
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110

                                Transfer Agent
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049






[GRAPHIC] Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,600 in 2003 and $60,000 in 2004.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $2,350 in 2004. These services consisted of out of pocket expenses.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,450 in 2003 and $10,250 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant.

(e) (2) 100.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $6,450 in 2003 and $10,250 in 2004. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications  pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(      Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ David I. Goldstein
         ---------------------------
         David I. Goldstein, President

Date     March 6, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ David I. Goldstein
         -----------------------------------
         David I. Goldstein, President

Date     March 6, 2005
         -----------------------------------


By       /s/ Stacey E. Hong
         -----------------------------------
         Stacey E. Hong, Treasurer

Date     March 4, 2005
         -----------------------------------